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EXHIBIT 23.1




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-67676.




                                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 23, 1998